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                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

      SUPPLEMENT DATED SEPTEMBER 16, 2003 TO PROSPECTUS DATED JULY 1, 2003

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Wilmington Funds - Strategic Allocation Funds of WT Mutual Fund (the "Fund") dated July 1, 2003 (the "Prospectus").

CHANGE OF CONTROL OF SUB-ADVISER FOR THE LARGE CAP QUANTITATIVE SERIES, MID CAP QUANTITATIVE SERIES AND SMALL CAP QUANTITATIVE SERIES (COLLECTIVELY, THE "SERIES") OF THE WT INVESTMENT TRUST I (THE "TRUST").

On September 10, 2003, Eaton Vance Corp. acquired 80% of the stock of Parametric Portfolio Associates, Inc. ("PPA"), sub-adviser to each of the Series. Under the Investment Company Act of 1940, as amended, the Transaction constitutes an assignment of the Series' sub-advisory agreement with PPA and therefore a termination of such agreement. At a meeting of the Trust's Board of Trustees (the "Board") held on August 14, 2003, the Board approved an interim sub-advisory agreement among the Trust, Rodney Square Management Corporation ("RSMC") and PPA, on behalf of the Series. It is anticipated that RSMC the Series' investment adviser, will recommend to the Board that the Fund's shareholders be asked to approve a new sub-advisory agreement among the Trust, RSMC and PPA. It is also anticipated that there will be no material changes between the current sub-advisory agreement and the new agreement. The portfolio managers currently providing services to the Series will continue to manage the Series.

Following the Board's approval of the new sub-advisory agreement, the new sub-advisory agreement will be submitted to shareholders of each Series for their approval.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE